Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2020 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 Management Fee Income 13 Capital Expenditure Summary 14 Debt Overview 15 Debt Covenant Compliance 16 Debt Maturities 17 Summary of Unconsolidated Joint Ventures 18 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 19 Property Overview - Square Feet & Occupancy 20 Occupancy Summary 21 Leasing Summary 22 Lease Expiration Schedule 23 Lease Expiration by Market 24 Top 20 Tenants & Tenant Industry Profile 25 Transaction Activity (1/1/18 - 4/30/20) 26 - 27 Development Projects 28 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 29 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 29 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 30 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 31 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 32 Definitions 33 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third -party response to, the recent COVID-19 outbreak; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements and similar governmental and private measures taken to combat the spread of COVID-19; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequently filed periodic reports. On the Cover: 80 M Street, Washington, D.C. (rendering of expansion space) Supplemental Information - Q1 2020 2

Columbia Property Trust, Inc. Q1 2020 Executive Summary Financial Highlights & Guidance: • For the first quarter of 2020, net income per diluted share was $0.05 (page 9), Normalized FFO (NFFO)(1) per diluted share/unit was $0.39 (page 11), cash flows from operations were $16.1 million (page 29), Adjusted FFO (AFFO)(1) was $32.7 million (page 11), and same store net operating income (based on cash rents) increased 14.5% (page 12). • Our first quarter results track favorably with our prior guidance for full year 2020. However, we are continuing to monitor the COVID-19 outbreak and its impact on our business, tenants, and industry. While our portfolio has been resilient so far, including 97% office rent collection and 95% total collections to date for April, the long-term impact of the pandemic on our tenants and the global economy remains uncertain and will depend on a number of factors. Therefore, we have included wider than usual ranges in our revised guidance (page 6). Transactional and Operational Highlights: • On January 24, 2020, Columbia Property Trust acquired Normandy Real Estate Management, LLC ("Normandy"), a developer, operator, and investment manager of office and mixed-use assets with a focus on assets in New York, Boston, and Washington, D.C. The acquisition was funded with a cash payment of $14.0M, and the issuance of 3,264,151 Convertible Preferred Units of Columbia Operating Partnership with a liquidation preference of $26.50. • In March 2020, we acquired an 8.65% interest in Terminal Warehouse, a 1.2 million-square-foot property located in West Chelsea, New York that will be fully redeveloped into a mixed-use retail and office space (page 26). • In January 2020, we sold Cranberry Woods Drive in Pittsburgh for a gross sale price of $180.0 million; and in March 2020, we sold Pasadena Corporate Park in suburban Los Angeles for a gross sale price of $78.0 million (page 27). • As of March 31, 2020, our portfolio is 97.6% leased and 97.1% occupied (page 20). We leased 125,800 square feet during the quarter with positive GAAP and cash rent releasing spreads of 16.0% and 9.1%, respectively (page 22). • We signed a 35,000-square-foot lease with an investment grade tenant for the top two floors at 315 Park Avenue South in New York, replacing the departing tenant with higher rents and a longer lease term. Capital Structure: • In response to the economic uncertainty that has unfolded as a result of COVID-19, we drew down $200.0 million on our line of credit in March 2020, resulting in a cash balance of $292.8 million, and $501.0 million outstanding on our line of credit as of March 31, 2020. • As of March 31, 2020, our net debt(2) to real estate asset ratio was 34.9%, with no mortgage debt on any of our consolidated properties (page 15). • During the first quarter, we repurchased $23.3 million of common stock (page 5). • We paid quarterly dividends of $0.21 per share ($0.84 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 29 - 33. (2) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information – Q1 2020 3

Columbia Property Trust, Inc. Company Profile & Investor Contacts Company Overview Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 15 operating properties that contain 6.2 million rentable square feet, as well as four properties under development or redevelopment, and also has approximately eight million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody’s and S&P Global Ratings. For more information, please visit www.columbia.reit. When evaluating the Company’s performance and capital resources, management considers the financial impact of investments held directly and through subsidiaries. This report includes financial and operating information of our wholly-owned investments, and of our proportional interests in investments owned through consolidated and unconsolidated subsidiaries as appropriate. We calculate Funds From Operations (“FFO”) based on amounts attributable to our common stockholders, which includes earnings from investments owned directly, and our proportional share of earnings from investments owned through consolidated and unconsolidated subsidiaries. We recognize that proportional financial data may not depict all of the legal and economic implications of our interests in partially owned subsidiaries. Executive and Senior Management E. Nelson Mills James A. Fleming Jeffrey K. Gronning Gavin Evans Kevin A. Hoover Chief Executive Officer, Executive Vice President Chief Investment Officer Executive Vice President Executive Vice President President and Director Chief Financial Officer Acquisitions Portfolio Management David T. Cheikin David S. Dowdney Travis W. Feehan Wendy W. Gill Patrick J. Keeley Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President Asset Management and West Coast Asset Management Chief Accounting Officer Asset Management Leasing Stephen K. Smith Amy C. Tabb Paul H. Teti Stephen P. Trapp Elka L. Wilson Senior Vice President Senior Vice President Senior Vice President Senior Vice President Senior Vice President Property Management Business Development Asset Management and Construction Corporate Operations Leasing Board of Directors Carmen M. Bowser John L. Dixon David B. Henry Murray J. McCabe E. Nelson Mills Independent Director Independent Director Independent Director Independent Director Chief Executive Officer Chairman President Constance B. Moore Michael S. Robb George W. Sands Thomas G. Wattles Francis ("Finn") X. Wentworth Independent Director Independent Director Independent Director Independent Director Non-Executive Director Investor Relations Shareholder Services Corporate Counsel James A. Fleming T 855-347-0042 (toll free) King & Spalding LLP Executive Vice President & Chief Financial Officer F 816-701-7629 1180 Peachtree Street T 404-465-2126 E shareholders@columbia.reit Atlanta, GA 30309 E Jim.Fleming@columbia.reit T 404-572-4600 www.kslaw.com Matt W. Stover Senior Director - Finance & Investor Relations T 404-465-2227 E Matt.Stover@columbia.reit Supplemental Information - Q1 2020 4

Columbia Property Trust, Inc. Capitalization Analysis & Research Coverage Unaudited ($ & shares in thousands except for per-share data and percentages) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Common Stock Data Weighted-Average Shares Outstanding - Basic 114,471 115,557 116,522 116,509 116,462 Weighted-Average Shares Outstanding - Diluted 114,486 115,802 116,821 116,823 116,880 Weighted-Average Shares/Units Outstanding - Basic (1) 116,910 - - - - Weighted-Average Shares/Units Outstanding - Diluted (1) 116,925 - - - - High Closing Price $22.47 $21.23 $22.06 $23.05 $23.09 Low Closing Price $8.00 $20.03 $20.70 $20.57 $18.73 Average Closing Price $18.76 $20.51 $21.33 $22.18 $21.62 Closing Price (as of period end) $12.50 $20.91 $21.15 $20.74 $22.51 Dividends / Share (annualized) $0.84 $0.84 $0.80 $0.80 $0.80 Dividend Yield (annualized) (2) 6.7% 4.0% 3.8% 3.9% 3.6% Shares/Units Outstanding (2) 117,677 115,281 116,909 116,909 116,880 Market Value of Shares/Units (2) $1,470,963 $2,410,526 $2,472,625 $2,424,693 $2,630,969 Total Market Capitalization (2) (3) $3,402,512 $4,116,654 $3,842,256 $3,840,019 $4,230,949 Common Stock Repurchases Shares Purchased 1,194 1,616 - - - Weighted-Average Price Per Share $19.47 $20.72 - - - Total Value of Shares Purchased $23,252 $33,484 - - - Equity Research Coverage BMO Capital Markets Inc. Evercore ISI Goldman Sachs Morgan Stanley John P. Kim Sheila McGrath Rick Skidmore Vikram Malhotra 212-885-4115 212-497-0882 801-741-5459 212-761-7064 SunTrust Robinson Humphrey Michael R. Lewis 212-319-5659 Debt Research Coverage J.P. Morgan Securities Wells Fargo Mark Streeter Thierry Perrein 212-834-5086 704-410-3262 Rating Agencies Moody's Investor Services S&P Global Ratings Lori Marks Fernanda Hernandez 212-553-1098 212-438-1347 (1) Calculated by adding the time-weighted 3.264 million OP units issued on January 24, 2020, to the respective WASO amount. (2) Based on closing price and ending shares/units for the last trading day of quarter. (3) Market value of shares/units plus gross debt as of quarter end. Supplemental Information - Q1 2020 5

Columbia Property Trust, Inc. 2020 Guidance Unaudited Twelve Months Ending 12/31/2020 Per share Low High Net income $0.10 $0.17 Real estate depreciation & amortization 1.21 1.22 Gain on sale of real estate assets (0.11) (0.11) Funds From Operations $1.20 $1.28 Non-cash compensation expense - OP units (1) 0.10 0.10 Acquisition costs (1) 0.10 0.10 Normalized Funds From Operations $1.40 $1.48 2020 Portfolio Assumptions l Same Store NOI - Cash 6% - 10% l Leased percentage at year end: 92% - 96% l G&A expense - corporate $35M - $37M l Weighted-average common shares & units outstanding - diluted: 117M - 118M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, April 30, 2020, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (647) 689-6598 and entering the conference ID, 3533719. A replay of the conference call will be available through May 7, 2020, by dialing (416) 621-4642 and entering the conference ID, 3533719. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections, including assumed impacts on our business from the COVID-19 pandemic. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. In particular, the extent to which the COVID-19 pandemic ultimately impacts the Company’s business is uncertain and depends on numerous evolving factors which are difficult to predict, including the duration and scope of the pandemic and of actions taken in response to it. Actual results could be materially impacted by the COVID-19 pandemic in ways that the Company’s management could not foresee or predict at this time. Individual quarters may also fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. See "Forward Looking Statements" on page 2 for more information on risks and uncertainties that the Company faces. (1) Related to Normandy acquisition that was completed on January 24, 2020. Supplemental Information - Q1 2020 6

Columbia Property Trust, Inc. Consolidated Balance Sheet - GAAP Unaudited (in thousands) As of Period End 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Assets: Real estate assets, at cost: Land (1) $ 870,352 $ 870,352 $ 803,986 $ 803,986 $ 803,986 Buildings and improvements (1) 2,007,788 2,000,455 1,937,772 2,180,244 2,167,907 Buildings and improvements, accumulated depreciation (298,089) (281,248) (344,037) (395,250) (375,981) Intangible lease asset 118,076 119,684 107,069 138,888 139,057 Intangible lease asset, accumulated amortization (60,794) (58,659) (56,343) (78,234) (74,807) Construction in progress (2) 65,592 53,621 33,663 39,893 37,772 Real estate assets held for sale - 295,499 - - 202,294 Real estate assets held for sale, accumulated depreciation - (80,543) - - (56,948) Total real estate assets $ 2,702,925 $ 2,919,161 $ 2,482,110 $ 2,689,527 $ 2,843,280 Operating lease assets 30,090 29,470 29,710 63,563 63,829 Investment in unconsolidated joint ventures (page 8) 1,087,694 1,054,460 1,058,570 1,064,648 1,067,905 Cash and cash equivalents 292,814 12,303 147,485 11,981 18,551 Tenant receivables, net of allowance for doubtful accounts 4,322 2,464 2,474 2,904 3,760 Straight line rent receivable 80,935 77,330 87,076 87,190 83,828 Prepaid expenses and other assets 29,133 21,484 33,404 37,420 31,520 Intangible lease origination costs 60,338 61,702 56,147 91,744 91,812 Intangible lease origination costs, accumulated amortization (33,952) (33,731) (32,630) (62,124) (60,186) Deferred lease costs 100,848 93,117 86,520 81,792 81,257 Deferred lease costs, accumulated amortization (17,962) (16,732) (25,065) (23,850) (22,325) Other assets held for sale - 34,139 - - 34,091 Other assets held for sale, accumulated amortization - (10,222) - - (13,593) Goodwill 63,806 - - - - Total assets $ 4,400,991 $ 4,244,945 $ 3,925,801 $ 4,044,795 $ 4,223,729 Liabilities: Line of credit and notes payable $ 951,000 $ 784,000 $ 450,000 $ 497,000 $ 683,000 Bonds payable 700,000 700,000 700,000 700,000 700,000 Discount and fees on notes and bonds payable (6,411) (6,760) (7,110) (7,461) (7,808) Operating lease liabilities 2,887 2,186 2,335 34,684 34,738 Accounts payable, accrued expenses, and accrued capital 90,291 70,845 53,281 43,403 37,962 expenditures Distributions payable - 24,209 - - - Deferred income 18,593 16,955 14,772 16,296 16,943 Intangible lease liabilities 36,287 36,966 28,902 42,350 42,351 Intangible lease liabilities, accumulated amortization (16,043) (15,127) (13,913) (24,208) (22,812) Liabilities held for sale - 3,054 - - 20,871 Liabilities held for sale, accumulated amortization - - - - (380) Total liabilities $ 1,776,604 $ 1,616,328 $ 1,228,267 $ 1,302,064 $ 1,504,865 Equity: Common stock $ 1,144 $ 1,153 $ 1,169 $ 1,169 $ 1,169 Additional paid in capital 4,369,155 4,392,322 4,424,372 4,422,833 4,420,727 Cumulative distributions in excess of earnings (1,787,119) (1,769,234) (1,723,248) (1,679,580) (1,703,945) Other comprehensive loss (20,509) (1,101) (4,759) (1,691) 913 Total Columbia Property Trust, Inc. stockholders' equity $ 2,562,671 $ 2,623,140 $ 2,697,534 $ 2,742,731 $ 2,718,864 Noncontrolling interest in Columbia Operating Partnership 56,465 - - - - Noncontrolling interest in consolidated joint venture 5,251 5,477 - - - Total equity $ 2,624,387 $ 2,628,617 $ 2,697,534 $ 2,742,731 $ 2,718,864 Total liabilities and equity $ 4,400,991 $ 4,244,945 $ 3,925,801 $ 4,044,795 $ 4,223,729 (1) As of March 31, 2020, the following amounts relate to the redevelopment of 149 Madison and 101 Franklin, respectively: $59.1 million and $57.1 million in land; $29.0 million and $149.4 million in buildings and improvements. (2) As of March 31, 2020, the following amounts relate to the redevelopment of 149 Madison, 101 Franklin and 80 M Street, respectively: $26.9 million, $4.1 million, and $5.3 million in construction in progress. Supplemental Information - Q1 2020 7

Columbia Property Trust, Inc. Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands) As of Period End 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Assets: Real estate assets, at cost: Land (2) $ 311,109 $ 297,785 $ 297,785 $ 297,785 $ 297,785 Buildings and improvements (2) 845,971 778,459 777,709 775,829 771,200 Buildings and improvements, accumulated depreciation (88,857) (79,491) (73,365) (67,071) (60,705) Intangible lease asset 44,125 41,944 41,944 41,944 41,944 Intangible lease asset, accumulated amortization (15,879) (13,716) (12,483) (11,249) (10,014) Construction in progress (2) 44,622 29,291 24,408 18,807 16,795 Total real estate assets $ 1,141,091 $ 1,054,272 $ 1,055,998 $ 1,056,045 $ 1,057,005 Operating lease assets 58,944 59,746 60,577 61,407 62,237 Cash and cash equivalents 23,526 23,755 20,994 23,453 22,815 Tenant receivables, net of allowance for doubtful accounts 1,727 1,473 1,315 866 1,231 Straight line rent receivable 23,098 22,456 21,778 20,913 20,327 Prepaid expenses and other assets 6,588 4,314 3,627 4,962 2,941 Intangible lease origination costs 30,916 30,240 30,240 30,240 30,240 Intangible lease origination costs, accumulated amortization (10,939) (9,821) (8,988) (8,155) (7,321) Deferred lease costs 24,050 23,825 23,332 22,659 21,953 Deferred lease costs, accumulated amortization (7,738) (7,151) (6,568) (6,035) (5,440) Total assets $ 1,291,263 $ 1,203,109 $ 1,202,305 $ 1,206,355 $ 1,205,988 Liabilities: Line of credit and notes payable $ 280,549 $ 222,010 $ 219,631 $ 218,326 $ 216,980 Fees on notes payable (2,143) (1,816) (2,069) (2,322) (2,574) Operating lease liabilities 167,213 166,615 166,046 165,476 164,907 Accounts payable, accrued expenses, and accrued capital 17,999 13,392 12,710 12,992 12,142 expenditures Deferred income 5,653 6,276 4,859 4,332 3,388 Intangible lease liabilities 39,824 34,177 34,177 34,177 34,177 Intangible lease liabilities, accumulated amortization (15,929) (12,721) (11,724) (10,727) (9,730) Total liabilities $ 493,166 $ 427,933 $ 423,630 $ 422,254 $ 419,290 Total equity $ 798,097 $ 775,176 $ 778,675 $ 784,101 $ 786,698 Basis differences, net of $11,024 of accumulated amortization (3) 288,919 279,284 279,895 280,547 281,207 Investment in unconsolidated Real Estate Services 678 - - - - Joint Ventures Investment in unconsolidated joint ventures (page 7) $ 1,087,694 $ 1,054,460 $ 1,058,570 $ 1,064,648 $ 1,067,905 $ - (1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 18). (2) As of March 31, 2020, the following amounts relate to the development of 799 Broadway and Terminal Warehouse, respectively: $72.6 million and $13.3 million in land, $0 million and $66.1 million in buildings and improvements, and $34.8 million and $7.1 million in construction in progress. (3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability. Supplemental Information - Q1 2020 8

Columbia Property Trust, Inc. Consolidated Statements of Operations - GAAP Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Revenues: Lease revenues (1) $ 68,007 $ 65,723 $ 68,963 $ 69,601 $ 71,862 Management fee revenues (2) 8,240 1,863 1,914 1,898 1,869 Other property income (1) (2) 7 1,139 1,072 1,231 1,702 Total revenues $ 76,254 $ 68,725 $ 71,949 $ 72,730 $ 75,433 Operating expenses: Property operating costs 22,697 23,413 23,249 22,750 24,492 Depreciation 18,330 18,780 19,773 19,335 20,404 Amortization 6,721 5,856 7,485 7,106 7,461 Impairment loss on real estate assets - 20,577 23,364 - - General and administrative - corporate 9,424 9,072 7,103 8,180 8,424 Non-cash compensation expense - OP units 2,358 - - - - Management fee expense 6,945 - - - - General and administrative - unconsolidated joint ventures - 1,081 839 838 809 Acquisition costs 12,081 3,961 2,437 - - Total operating expenses $ 78,556 $ 82,740 $ 84,250 $ 58,209 $ 61,590 Other income (expense): Interest expense (9,555) (9,889) (10,289) (10,897) (12,095) Interest and other income (158) 172 - - 1 Income tax expense 2,243 (3) (2) (9) (7) Income from unconsolidated joint ventures (p. 10) 2,656 1,825 2,194 2,214 1,771 Gain on sale of real estate assets 13,344 - 112 41,918 - Total other income (expense) $ 8,530 $ (7,895) $ (7,985) $ 33,226 $ (10,330) Net income (loss) $ 6,228 $ (21,910) $ (20,286) $ 47,747 $ 3,513 Less: Net income attributable to non-controlling interest in the (71) - - - - Operating Partnership Less: Net loss attributable to non-controlling interest in 133 133 - - - consolidated joint venture Net income (loss) attributable to CXP stockholders $ 6,290 $ (21,777) $ (20,286) $ 47,747 $ 3,513 Weighted-average common shares outstanding - basic 114,471 115,557 116,522 116,509 116,462 Net income (loss) per share - basic $ 0.05 $ (0.19) $ (0.17) $ 0.41 $ 0.03 Weighted-average common shares outstanding - diluted 114,486 115,802 116,821 116,823 116,880 Net income (loss) per share - diluted $ 0.05 $ (0.19) $ (0.17) $ 0.41 $ 0.03 (1) Lease revenues include base rent, tenant reimbursements, and lease termination income ($0.3 million for Q3 '19, $0.2 million for Q2 ’19). Lease termination income was recorded as Other property income in Q1’19 ($0.4 million). (2) Reimbursements of management fee salaries and admin costs are recorded as Management fee revenues (through 12/31/19, such reimbursements were included in Other property income). Supplemental Information - Q1 2020 9

Columbia Property Trust, Inc. Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Revenues: Lease revenues (2) $ 29,273 $ 29,080 $ 28,727 $ 28,592 $ 28,545 Total revenues $ 29,273 $ 29,080 $ 28,727 $ 28,592 $ 28,545 Operating expenses: Property operating costs 11,588 11,822 11,166 11,134 10,904 Asset management fee expense (3) 510 1,079 1,066 1,075 1,068 Depreciation 8,741 8,607 8,548 8,492 8,549 Amortization 4,056 4,006 4,026 4,010 4,379 General and administrative 200 80 77 26 109 Total operating expenses $ 25,095 $ 25,594 $ 24,883 $ 24,737 $ 25,009 Other income (expense): Interest expense (1,914) (1,709) (1,709) (1,709) (1,709) (Gain) loss on interest rate cap 13 (1) (4) (2) (117) Interest and other income 44 56 70 74 68 Total other income (expense) $ (1,857) $ (1,654) $ (1,643) $ (1,637) $ (1,758) Income before income tax expense $ 2,321 $ 1,832 $ 2,201 $ 2,218 $ 1,778 Income tax benefit (expense) (7) (7) (7) (4) (7) Income from unconsolidated Real Estate Services 342 - - - - Joint Ventures (4) Income from unconsolidated joint ventures (p. 9) $ 2,656 $ 1,825 $ 2,194 $ 2,214 $ 1,771 (1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 18). (2) Lease revenues include base rent and tenant reimbursements. (3) Through 12/31/19 amounts included property management fee expenses, which are included in property operating costs effective 1/1/20. (4) See Management Fee Income schedule on page 13. Supplemental Information - Q1 2020 10

Columbia Property Trust, Inc. Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net Operating Income (based on GAAP rents) $ 63,009 $ 60,634 $ 64,282 $ 65,472 $ 66,646 Management fee revenues 8,240 1,863 1,914 1,898 1,869 Income from unconsolidated Real Estate Services Joint Ventures (1) 342 - - - - General and administrative - corporate (9,424) (9,072) (7,103) (8,180) (8,424) Management fee expense (6,945) - - - - General and administrative - unconsolidated joint ventures - (1,081) (839) (838) (809) Interest expense (net) (9,713) (9,717) (10,289) (10,897) (12,094) Income tax expense 2,243 (3) (2) (9) (7) Adjustments included in income (loss) from unconsolidated joint (2,589) (2,739) (2,724) (2,672) (2,758) ventures Normalized FFO $ 45,163 $ 39,885 $ 45,239 $ 44,774 $ 44,423 Normalized FFO per share/unit (Basic) $ 0.39 $ 0.35 $ 0.39 $ 0.38 $ 0.38 Normalized FFO per share/unit (Diluted) $ 0.39 $ 0.34 $ 0.39 $ 0.38 $ 0.38 Net Operating Income (based on cash rents) $ 56,351 $ 54,878 $ 58,996 $ 59,019 $ 58,854 Management fee revenues 8,240 1,863 1,914 1,898 1,869 Income from unconsolidated Real Estate Services Joint Ventures (1) 342 - - - - General and administrative - corporate (9,424) (9,072) (7,103) (8,180) (8,424) Management fee expense (6,945) - - - - General and administrative - unconsolidated joint ventures - (1,081) (839) (838) (809) Non-cash operating lease expense in G&A (30) (30) (30) (30) (30) Non-cash compensation expense - stock (2) 1,989 1,445 1,536 2,102 1,539 Interest expense - cash (net) (8,910) (9,077) (9,648) (10,256) (11,454) Income tax expense 2,243 (3) (2) (9) (7) Adjustments included in income (loss) from unconsolidated joint (2,917) (3,138) (3,125) (3,071) (3,158) ventures Maintenance capital (3) (4) (8,192) (33,205) (6,991) (2,310) (9,715) AFFO $ 32,747 $ 2,580 $ 34,708 $ 38,325 $ 28,665 Weighted-average common shares/units outstanding - Basic 116,910 115,557 116,522 116,509 116,462 Weighted-average common shares/units outstanding - Diluted 116,925 115,802 116,821 116,823 116,880 Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 33. (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense. (3) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for a detail of all capital expenditures. (4) Includes CXP's ownership share of capital expenditures for properties held in joint ventures. Supplemental Information - Q1 2020 11

Columbia Property Trust, Inc. Net Operating Income Unaudited (in thousands) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net Operating Income (based on GAAP rents) Revenues: Lease Revenues (1) $ 59,884 $ 58,580 $ 56,322 $ 56,056 $ 54,967 Other Property Income (2) 7 1,139 1,071 1,186 1,537 Total Revenues $ 59,891 $ 59,719 $ 57,393 $ 57,242 $ 56,504 Total Operating Expenses (19,593) (22,268) (21,208) (20,322) (20,538) Same Store Net Operating Income $ 40,298 $ 37,451 $ 36,185 $ 36,920 $ 35,966 (based on GAAP rents) wholly-owned properties (3) Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties $ 17,573 $ 17,243 $ 17,534 $ 17,459 $ 17,719 in Unconsolidated Joint Ventures (4) Same Store NOI (based on GAAP rents) $ 57,871 $ 54,694 $ 53,719 $ 54,379 $ 53,685 Net Operating Income from: Acquisitions / Development (5), (6) 3,612 777 (39) (67) (145) Dispositions (7) 1,526 5,163 10,602 11,160 13,106 Net Operating Income (based on GAAP rents) $ 63,009 $ 60,634 $ 64,282 $ 65,472 $ 66,646 Net Operating Income (based on cash rents) Revenues: Lease Revenues (1) $ 55,965 $ 54,923 $ 52,918 $ 51,236 $ 49,046 Other Property Income (2) 7 1,139 1,071 1,186 1,537 Total Revenues $ 55,972 $ 56,062 $ 53,989 $ 52,422 $ 50,583 Total Operating Expenses (19,470) (22,144) (21,086) (20,200) (20,418) Same Store Net Operating Income $ 36,502 $ 33,918 $ 32,903 $ 32,222 $ 30,165 (based on cash rents) wholly-owned properties (3) Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties $ 15,702 $ 15,211 $ 15,308 $ 15,478 $ 15,425 in Unconsolidated Joint Ventures (4) Same Store NOI (based on cash rents) $ 52,204 $ 49,129 $ 48,211 $ 47,700 $ 45,590 Same Store NOI - % Change (same quarter prior year) 14.5% Net Operating Income from: Acquisitions / Development (5), (6) 2,367 509 (39) (67) (145) Dispositions (7) 1,780 5,240 10,824 11,386 13,409 Net Operating Income (based on cash rents) $ 56,351 $ 54,878 $ 58,996 $ 59,019 $ 58,854 Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 29 - 33. (1) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 ’19). (2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19). (3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. (4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (5) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (7) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake. Supplemental Information - Q1 2020 12

Columbia Property Trust, Inc. Management Fee Income Unaudited (in thousands) Three Months Ended 3/31/2020 Fee Revenue: Management fees - consolidated $ 5,103 (1) Management fees - unconsolidated (2) 342 Reimbursements - consolidated (3) 3,137 Subtotal $ 8,582 Fee Expenses: Management expenses $ 3,808 Reimbursed salaries and admin costs 3,137 Subtotal $ 6,945 Management Fee Income $ 1,637 (1) Includes $1.2 million of fees paid by unconsolidated joint ventures (at CXP's share). (2) Reflects CXP’s pro rata share of net management fee income earned through its interest in unconsolidated Real Estate Services Joint Ventures. (3) Reflects reimbursements of salaries and insurance costs from third-party properties and properties owned by unconsolidated joint ventures. Supplemental Information - Q1 2020 13

Columbia Property Trust, Inc. Capital Expenditure Summary (1) Unaudited ($ in thousands) Capital Expenditures Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Maintenance Building Capital $ 1,776 $ 1,974 $ 1,701 $ 1,626 $ 997 Tenant Improvements 2,602 2,991 973 182 13,563 (2) Leasing Commissions 2,269 15,632 2,223 425 489 Other Leasing Costs (3) 1,545 12,608 2,094 77 (5,334) Total - Maintenance $ 8,192 $ 33,205 $ 6,991 $ 2,310 $ 9,715 Investment Building Capital $ 3,713 $ 5,690 $ 3,537 $ 5,685 $ 4,451 Tenant Improvements 3,031 6,706 4,737 7,996 4,740 Leasing Commissions 157 229 1,794 1,058 1,047 Other Leasing Costs (3) (147) (290) 838 (63) 450 Development Projects (see page 28) 149 Madison Avenue (4) 4,498 5,709 4,857 1,665 2,204 799 Broadway (5) 9,030 4,644 5,732 3,932 2,933 101 Franklin (6) 3,087 2,194 - - - 80 M Street (7) 6,428 - - - - Terminal Warehouse 197 - - - - Total - Investment $ 29,994 $ 24,882 $ 21,495 $ 20,273 $ 15,825 Maintenance & Investment Building Capital $ 5,489 $ 7,664 $ 5,238 $ 7,311 $ 5,448 Tenant Improvements 5,633 9,697 5,710 8,178 18,303 Leasing Commissions 2,426 15,861 4,017 1,483 1,536 Other Leasing Costs (3) 1,398 12,318 2,932 14 (4,884) Development Projects 23,240 12,547 10,589 5,597 5,137 Total - Maintenance & Investment $ 38,186 $ 58,087 $ 28,486 $ 22,583 $ 25,540 (1) Includes CXP's ownership share of capital expenditures for properties held in joint ventures. (2) Excludes $13.4 million of accrued tenant improvements that reduced the sale price of Glenlake Parkway, which was sold on April 15, 2019. (3) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred. (4) Amounts include capitalized interest of $0.9 million, $0.9 million, $0.9 million, $0.9 million, and $0.8 million, respectively. (5) Amounts include capitalized interest of $1.1 million, $1.1 million, $1.1 million, $1.1 million and $1.0 million, respectively. (6) Amounts include capitalized interest of $1.7 million. (7) Amounts include capitalized interest of $17,000. NOTE: See page 33 of this supplemental report for a description of Maintenance and Investment Capital. Supplemental Information - Q1 2020 14

Columbia Property Trust, Inc. Debt Overview Unaudited ($ in thousands) (at 3/31/2020) Debt Instrument - Secured Maturity Rate Rate Type Balance % of Total Debt Mortgage Debt - Unconsolidated JV Terminal Warehouse October-20 LIBOR + 340 bps Floating $ 54,103 (1) 2.8% 799 Broadway - Construction Loan October-21 LIBOR + 425 bps Floating 60,696 (2) 3.2% Market Square July-23 5.07% Fixed 165,750 (3) 8.6% Weighted Average / Secured - Mortgage Notes 2.4 Years 5.32% $ 280,549 14.6% Debt Instrument - Unsecured Maturity Rate Rate Type Balance % of Total Debt Bank Facilities $150 Million Term Loan July-22 3.07% Fixed (4) $ 150,000 7.8% $650 Million Revolving Credit Facility January-23 LIBOR + 90 bps Floating (5) 501,000 25.9% $300 Million Term Loan January-24 2.55% Fixed (6) 300,000 15.5% Weighted Average / Bank Facilities 3.1 Years 2.47% $ 951,000 49.2% Bonds $350 Million @ 4.150% April-25 4.15% Fixed $ 350,000 18.1% $350 Million @ 3.650% August-26 3.65% Fixed 350,000 18.1% Weighted Average / Bonds 5.7 Years 3.90% $ 700,000 36.2% Weighted Average / Unsecured 4.2 Years 3.07% $ 1,651,000 85.4% Weighted Average / Total Debt 3.9 Years 3.40% (7) $ 1,931,549 100.0% Debt - consolidated $ 1,651,000 Debt - unconsolidated 280,549 Total Debt $ 1,931,549 Weighted Ave Weighted Ave Fixed and Floating Rate Debt Analysis Maturity Rate - Qtr Balance % of Total Debt Fixed Rate Debt 4.6 Years 3.64% $ 1,315,750 68.1% Floating Rate Debt 2.5 Years 2.88% 615,799 31.9% Total 3.9 Years 3.40% (7) $ 1,931,549 100.0% Debt Ratios Net Debt (Average) to Adjusted EBITDAre - Q1 2020 (8) 7.6x Net Debt to Gross Real Estate Assets - 3/31/20 (8) 34.9% (1) Reflects 8.65% of the Terminal Warehouse Joint Venture loan balance. The interest-only loan has a total capacity of $650 million and carries one, one-year extension option. (2) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement that caps LIBOR at 4%. (3) Reflects 51% of the mortgage balance of the Market Square Joint Venture. (4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income. (5) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six- month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options. (6) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income. (7) During first quarter of 2020, CXP's ownership share of interest expense and capitalized interest were $11.5 million and $4.1 million, respectively. (8) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information - Q1 2020 15

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 3/31/2020) Bond Covenant Compliance Metric Actual (3/31/20) Debt to Total Asset Value Ratio Max 60% 35.3% Interest Coverage Ratio Min 1.50x 2.84x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 217.5% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (3/31/20) Debt to Total Asset Value Ratio Max 60% 39.2% Fixed Charge Coverage Ratio Min 1.50x 3.39x Secured Debt to Total Asset Value Ratio Max 40% 3.6% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 41.0% Unencumbered Interest Coverage Ratio Min 1.75x 4.29x Supplemental Information - Q1 2020 16

Columbia Property Trust, Inc. Debt Maturities Unaudited ($ in thousands) (at 3/31/2020) Secured Unsecured Unsecured % of Interest % of Gross Maturity Mortgage Debt Bank Facilities Bonds Total Debt Total Debt Rate (1) Real Estate Assets 2020 $ 54,103 $ - $ - $ 54,103 2.8% 5.68% 1.2% 2021 60,696 - - 60,696 3.2% 5.70% 1.3% 2022 - 150,000 - 150,000 7.8% 3.07% 3.2% 2023 165,750 501,000 - 666,750 34.5% 2.94% 14.4% 2024 - 300,000 - 300,000 15.5% 2.55% 6.5% 2025 - - 350,000 350,000 18.1% 4.15% 7.6% 2026 - - 350,000 350,000 18.1% 3.65% 7.6% Total $ 280,549 $ 951,000 $ 700,000 $ 1,931,549 100.0% 3.40% 41.8% % of Total Debt 14.6% 49.2% 36.2% $800 Maturity Schedule ($M) 2.94% $600 $400 $501 4.15% 3.65% 2.55% $200 3.07% $350 $350 $300 5.70% 5.68% $150 $166 $54 $61 $0 2020 2021 2022 2023 2024 2025 2026 Mortgage Debt - JV Term Loans Line of Credit Bonds (1) Weighted average. Includes effective rates on variable rate loans swapped to fixed. Supplemental Information - Q1 2020 17

Columbia Property Trust, Inc. Summary of Unconsolidated Joint Ventures Unaudited ($ in thousands) (at 3/31/2020) Investment in Unconsolidated Joint Property CXP Ownership Venture Market Square 51% $ 136,481 (1) 333 Market Street 55% 268,438 University Circle 55% 281,457 114 5th Avenue 49.5% 83,726 1800 M Street 55% 230,570 799 Broadway 49.7% (2) 46,620 (3) Terminal Warehouse 8.65% (2) 39,724 (4) Real Estate Services Joint Ventures Various 678 Investment in Unconsolidated Joint Ventures (page 8) $ 1,087,694 (5) (1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 15). (2) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%) and Terminal Warehouse (0.06%). (3) 799 Broadway Joint Venture holds a construction loan with a balance of $122.1 million. CXP's ownership share is $60.7 million (see page 15). (4) Terminal Warehouse Joint Venture holds a $625.5 million mortgage note. CXP's ownership share is $54.1 million (see page 15). (5) Includes basis differences (see footnote 3 page 8). Supplemental Information - Q1 2020 18

Columbia Property Trust, Inc. Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue Unaudited ($ in thousands) (at 3/31/2020) Net Operating Net Operating CXP Gross Annualized Income - Q1 2020 Income - Q1 2020 Ownership Secured Real Estate Lease (based on (based on Property Market Share Debt? Assets (1) Revenue (ALR) GAAP rents) cash rents) 229 West 43rd Street New York, NY 100% $ 511,276 $ 36,017 $ 7,084 $ 6,907 315 Park Avenue South New York, NY 100% 408,018 30,589 4,080 4,014 249 West 17th Street New York, NY 100% 346,518 24,345 5,899 4,683 95 Columbus Jersey City, NJ 100% 204,905 26,236 4,584 4,284 218 West 18th Street New York, NY 100% 180,963 11,863 2,854 2,198 114 5th Avenue New York, NY 49.5% 211,634 (2) 17,420 (2) 513 (2) 1,592 (2) 149 Madison Avenue New York, NY 100% 115,008 - (3) - - 799 Broadway New York, NY 49.7% (4) Yes 110,063 (2) - (3) (29) (2) (29) (2) 101 Franklin (f/k/a 250 Church St) New York, NY 92.5% (4) 210,554 (5) - (3) (57) (57) Terminal Warehouse New York, NY 8.65% (4) Yes 94,163 (2) - (3) 142 (2) 20 (2) Subtotal - New York 2,393,102 52% 146,470 25,070 23,612 650 California Street San Francisco, CA 100% 346,265 37,740 6,195 5,527 333 Market Street San Francisco, CA 55% 276,488 (2) 14,576 (2) (6) 4,752 (2) 3,284 (2) 221 Main Street San Francisco, CA 100% 251,601 31,593 5,516 5,182 University Circle East Palo Alto, CA 55% 293,121 (2) 24,919 (2) 5,053 (2) 4,307 (2) 201 California Street San Francisco, CA 100% 250,376 19,654 3,556 2,433 Subtotal - San Francisco 1,417,851 31% 128,482 25,072 20,733 Market Square Washington, D.C. 51% Yes 309,127 (2) 27,675 (2) 3,776 (2) 3,519 (2) 1800 M Street Washington, D.C. 55% 242,267 (2) 20,179 (2) 3,478 (2) 3,000 (2) 80 M Street Washington, D.C. 100% 112,139 13,109 1,897 1,949 Subtotal - Washington, D.C. 663,533 14% 60,963 9,151 8,468 116 Huntington Avenue Boston, MA 100% 143,401 3% 16,746 2,458 2,027 Corporate & Other 4,835 - 1,258 (7) 1,511 (7) Total - All Properties $ 4,622,722 $ 352,661 $ 63,009 $ 56,351 Total - Consolidated Properties $ 3,085,859 $ 247,892 $ 45,324 $ 40,658 Total - CXP Share of Properties in Unconsolidated Joint Ventures $ 1,536,863 $ 104,769 $ 17,685 $ 15,693 (1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8). (3) Excluded as the property is currently under redevelopment / development. (4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%). (5) Reflects 100% of the property, which is owned by a consolidated joint venture in which CXP owns a 92.5% interest. (6) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant. (7) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties. Supplemental Information - Q1 2020 19

Columbia Property Trust, Inc. Property Overview - Square Feet & Occupancy Unaudited (SF in thousands) (at 3/31/2020) CXP Average Ownership Rentable Leased Percent Commenced Economic Property Market Share Square Feet Square Feet Leased Occupancy Occupancy (1) 229 West 43rd Street New York, NY 100% 482 450 93.4% 93.4% 93.4% 315 Park Avenue South New York, NY 100% 332 332 100.0% 94.9% 89.7% 249 West 17th Street New York, NY 100% 281 281 100.0% 100.0% 100.0% 95 Columbus Jersey City, NJ 100% 630 628 99.7% 99.7% 99.7% 218 West 18th Street New York, NY 100% 166 166 100.0% 100.0% 100.0% 114 5th Avenue New York, NY 49.5% 174 (2) 174 (2) 100.0% 100.0% 100.0% 149 Madison Avenue New York, NY 100% - (3) - (3) - (3) - (3) - (3) 799 Broadway New York, NY 49.7% (4) - (3) - (3) - (3) - (3) - (3) 101 Franklin (f/k/a 250 Church St) New York, NY 92.5% (4) - (3) - (3) - (3) - (3) - (3) Terminal Warehouse New York, NY 8.65% (4) - (3) - (3) - (3) - (3) - (3) Subtotal - New York 2,065 2,031 98.4% 97.6% 96.7% 650 California Street San Francisco, CA 100% 470 465 98.9% 98.9% 94.0% 333 Market Street San Francisco, CA 55% 361 (2) 361 (2) 100.0% 100.0% 100.0% 221 Main Street San Francisco, CA 100% 381 381 100.0% 100.0% 98.7% University Circle East Palo Alto, CA 55% 249 (2) 222 (2) 89.2% 89.2% 88.1% 201 California Street San Francisco, CA 100% 252 244 96.8% 96.8% 88.0% Subtotal - San Francisco 1,713 1,673 97.7% 97.6% 94.6% Market Square Washington, D.C. 51% 355 (2) 325 (2) 91.5% 90.2% 80.0% 1800 M Street Washington, D.C. 55% 311 (2) 301 (2) 96.8% 95.7% 94.0% 80 M Street Washington, D.C. 100% 242 (5) 236 97.5% 97.5% 96.8% Subtotal - Washington, D.C. 908 862 94.9% 94.1% 89.2% 116 Huntington Avenue Boston, MA 100% 272 272 100.0% 100.0% 86.7% Total - All Properties 4,958 4,838 97.6% 97.1% 94.1% Total - All Properties (at 100%) 6,230 (6) 6,051 (6) (1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter. (2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture. (3) Excluded as the property is currently under redevelopment / development. (4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%). (5) Reduced building rsf for the 7th floor which was removed from service during the first quarter 2020 upon commencement of the vertical expansion project. (6) Includes 100% of properties held in joint ventures. Supplemental Information - Q1 2020 20

Columbia Property Trust, Inc. Occupancy Summary (1) Unaudited (SF in thousands) (at 3/31/2020) Rentable Leased Percent Square Footage (1) Square Footage (1) Leased As of December 31, 2019 6,088 5,909 97.1% Dispositions (2) Cranberry Woods Drive (824) (824) 100.0% Pasadena Corporate Park (262) (247) 94.3% Subtotal 5,002 4,838 Leasing Activity New Leases (3) - 7 Lease Expirations/Early Terminations - (7) Square Footage Adjustments (44) (4) - Net Absorption (44) - As of March 31, 2020 4,958 4,838 97.6% 100% Percent Leased 97.6% 97.6% 97.1% 96.9% 97.1% 95% 90% 85% 3/31/19 6/30/19 9/30/19 12/31/19 3/31/20 (1) Excludes 149 Madison, 799 Broadway, 101 Franklin, and Terminal Warehouse which are currently under redevelopment / development. (2) As of disposition date. (3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease. (4) Includes removal of the 7th floor at 80 M Street from service in conjunction with the vertical expansion project. Supplemental Information - Q1 2020 21

Columbia Property Trust, Inc. Leasing Summary Unaudited (weighted average unless otherwise noted) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Renewal Leases Number of Leases 2 5 5 3 1 Square Feet of Leasing (at 100%) 18,585 396,673 150,751 14,138 7,697 Square Feet of Leasing (at CXP's share) (1) 17,115 392,120 144,418 7,210 3,925 Lease Term (months) 75 178 109 87 56 Tenant Improvements per Square Foot 34.28 47.83 69.68 90.00 102.91 Leasing Commissions per Square Foot 18.79 39.51 27.95 33.25 23.53 Total per Square Foot $ 53.07 $ 87.34 $ 97.63 $ 123.25 $ 126.44 Tenant Improvements per Square Foot per Year of Lease Term 5.50 3.23 7.69 12.47 22.05 Leasing Commissions per Square Foot per Year of Lease Term 3.01 2.67 3.08 4.61 5.04 Total per Square Foot per Year $ 8.51 $ 5.90 $ 10.77 $ 17.08 $ 27.09 Cash Rent Releasing Spread (2) 18.3% 20.0% 53.7% -3.6% -0.6% GAAP Rent Releasing Spread (2) 42.4% 52.7% 79.6% -0.5% 0.0% New Leases (Space Vacant > 1 Year) Number of Leases 3 2 3 9 7 Square Feet of Leasing (at 100%) 66,284 9,806 13,895 59,285 59,339 Square Feet of Leasing (at CXP's share) (1) 64,588 8,932 7,086 47,883 48,457 Lease Term (months) 191 95 119 115 91 Tenant Improvements per Square Foot 125.41 15.80 112.15 105.61 115.18 Leasing Commissions per Square Foot 68.70 21.20 44.62 21.81 26.93 Total per Square Foot $ 194.11 $ 37.00 $ 156.77 $ 127.42 $ 142.11 Tenant Improvements per Square Foot per Year of Lease Term 7.89 2.01 11.33 10.99 15.22 Leasing Commissions per Square Foot per Year of Lease Term 4.32 2.69 4.51 2.27 3.56 Total per Square Foot per Year $ 12.21 $ 4.70 $ 15.84 $ 13.26 $ 18.78 New Leases (Space Vacant < 1 Year) (3) Number of Leases 3 1 4 1 5 Square Feet of Leasing (at 100%) 40,956 11,906 33,636 5,838 16,301 Square Feet of Leasing (at CXP's share) (1) 37,961 9,873 32,264 5,838 14,834 Lease Term (months) 126 95 62 73 158 Tenant Improvements per Square Foot 58.90 30.21 48.19 70.79 58.71 Leasing Commissions per Square Foot 51.08 32.78 12.41 18.25 130.29 Total per Square Foot $ 109.98 $ 62.99 $ 60.60 $ 89.04 $ 189.00 Tenant Improvements per Square Foot per Year of Lease Term 5.61 3.80 9.36 11.64 4.45 Leasing Commissions per Square Foot per Year of Lease Term 4.86 4.13 2.41 3.00 9.87 Total per Square Foot per Year $ 10.47 $ 7.93 $ 11.77 $ 14.64 $ 14.32 Cash Rent Releasing Spread (2) 6.7% 19.3% 44.6% 79.5% 41.0% GAAP Rent Releasing Spread (2) 9.0% 31.9% 54.3% 118.5% 65.8% Total Leases Number of Leases 8 8 12 13 13 Square Feet of Leasing (at 100%) 125,825 418,385 198,282 79,261 83,337 Square Feet of Leasing (at CXP's share) (1) 119,664 410,925 183,768 60,931 67,216 Lease Term (months) 162 173 105 108 130 Tenant Improvements per Square Foot 97.82 46.29 69.28 100.43 92.01 Leasing Commissions per Square Foot 59.33 38.74 27.09 22.73 68.65 Total per Square Foot $ 157.15 $ 85.03 $ 96.37 $ 123.16 $ 160.66 Tenant Improvements per Square Foot per Year of Lease Term 6.82 3.21 8.12 11.23 13.24 Leasing Commissions per Square Foot per Year of Lease Term 4.31 2.70 3.02 2.62 5.04 Total per Square Foot per Year $ 11.13 $ 5.91 $ 11.14 $ 13.85 $ 18.28 Cash Rent Releasing Spread (2) 9.1% 20.0% 52.8% 35.6% 38.2% GAAP Rent Releasing Spread (2) 16.0% 52.0% 77.0% 55.6% 61.7% (1) Reflects CXP's ownership share for properties held in joint ventures. (2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership). (3) Includes executed leases that have not yet commenced for space covered by an existing lease. Supplemental Information - Q1 2020 22

Columbia Property Trust, Inc. Lease Expiration Schedule Unaudited (SF & $ in thousands) (at 3/31/2020) Expiring Annualized Lease Expiring Rentable Square % of Rentable Square Footage Year Revenue (ALR) % of ALR Expiring Footage Expiring Vacant $ - 0.0% 120 2.4% 2020 8,118 2.3% 104 2.1% 2021 30,372 8.6% 476 9.6% 2022 20,912 5.9% 298 6.0% 2023 36,904 10.5% 442 8.9% 2024 28,465 8.1% 318 6.4% 2025 56,030 15.9% 727 14.7% 2026 41,956 11.9% 759 15.3% 2027 14,229 4.0% 183 3.7% 2028 7,754 2.2% 92 1.9% 2029 19,152 5.5% 238 4.8% 2030 39,245 11.1% 459 9.2% 2031 2,170 0.6% 35 0.7% 2032 2,987 0.8% 39 0.8% 2033 16,121 4.6% 222 4.5% 2034+ 28,246 8.0% 446 9.0% Total $ 352,661 100.0% 4,958 100.0% 25.0% Lease Expiration Schedule 20.0% 15.0% 15.9% 11.9% 10.0% 11.1% 10.5% 8.6% 8.1% 8.0% 5.0% 5.9% 5.5% 4.6% 4.0% 0.8% 2.3% 2.2% 0.6% 0.0% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034+ % of ALR Expiring NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date. Supplemental Information - Q1 2020 23

Columbia Property Trust, Inc. Lease Expiration by Market Unaudited (SF & $ in thousands) New York (1) San Francisco (1) Washington, D.C. (1) Expiring Current Per Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF SF ALR (2) SF Q2 2020 - - - 38 2,825 74.34 2 145 72.50 Q3 2020 4 253 63.25 40 3,547 88.68 - - - Q4 2020 1 55 55.00 7 516 73.71 2 206 103.00 Total - 2020 5 308 61.60 85 6,888 81.04 4 351 87.75 Q1 2021 28 2,164 77.29 45 3,519 78.20 36 2,235 62.08 Q2 2021 - - - 1 97 97.00 3 334 111.33 Q3 2021 174 6,644 38.18 90 8,501 94.46 36 3,112 86.44 Q4 2021 - - - 9 958 106.44 29 1,455 50.17 Total - 2021 202 8,808 43.60 145 13,075 90.17 104 7,136 68.62 2022 83 6,720 80.96 36 3,368 93.56 105 6,669 63.51 2023 76 6,019 79.20 216 21,284 98.54 80 5,449 68.11 2024 39 4,409 113.05 227 20,388 89.81 35 2,663 76.09 Thereafter 1,626 120,206 73.93 964 63,479 65.85 534 38,695 72.46 Total 2,031 $ 146,470 $ 72.12 1,673 $ 128,482 $ 76.80 862 $ 60,963 $ 70.72 Boston All Markets Expiring Current Per Expiring Current Per Period SF ALR (2) SF SF ALR (2) SF Q2 2020 - - - 40 2,970 74.25 Q3 2020 - - - 44 3,800 86.36 Q4 2020 10 571 57.10 20 1,348 67.40 Total - 2020 10 571 57.10 104 8,118 78.06 Q1 2021 - - - 109 7,918 72.64 Q2 2021 5 255 51.00 9 686 76.22 Q3 2021 11 583 53.00 311 18,840 60.58 Q4 2021 9 515 57.22 47 2,928 62.30 Total - 2021 25 1,353 54.12 476 30,372 63.81 2022 74 4,155 56.15 298 20,912 70.17 2023 70 4,152 59.31 442 36,904 83.49 2024 17 1,005 59.12 318 28,465 89.51 Thereafter 76 5,510 72.50 3,200 227,890 71.22 Total 272 $ 16,746 $ 61.57 4,838 $ 352,661 $ 72.89 (1) Reflects CXP's ownership share for properties held in joint ventures. (2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space. Supplemental Information - Q1 2020 24

Columbia Property Trust, Inc. Top 20 Tenants & Tenant Industry Profile Unaudited (SF & $ in thousands) (at 3/31/2020) Leased % of Leased Remaining Credit Rating Number of Annualized Lease Square Square Lease Term Tenant (1) Properties Revenue (ALR) (2) % of ALR Footage Footage Years (3) Pershing LLC A 1 $ 19,446 5.5% 471 9.7% 11.8 Twitter BB+ 1 17,773 5.0% 215 4.4% 10.1 Wells Fargo Bank N.A. A+ 3 15,774 4.5% 371 7.7% 6.3 Yahoo! / Verizon Corporate Services BBB+ 1 15,344 4.4% 193 4.0% 5.3 DocuSign, Inc. Not Rated 1 13,528 3.8% 152 3.1% 4.3 Snap Inc. Not Rated 1 12,637 3.6% 154 3.2% 12.8 WeWork Companies Inc. CCC+ 2 7,921 2.2% 129 2.7% 10.9 DLA Piper US, LLP Not Rated 1 7,666 2.2% 65 1.3% 3.3 Affirm, Inc. Not Rated 1 6,994 2.0% 89 1.8% 6.0 Amazon (Web Services, Retail) AA- 2 5,824 1.6% 53 1.1% 2.9 Room & Board Not Rated 1 5,633 1.6% 60 1.2% 14.6 Quality Technology Services BB- 1 5,454 1.5% 128 2.6% 6.5 Credit Suisse A+ 1 4,885 1.4% 62 1.3% 5.1 Pitchbook Not Rated 1 4,863 1.4% 51 1.1% 9.9 Gemini Trust Company, LLC Not Rated 1 4,856 1.4% 51 1.1% 9.2 BDG Media, Inc. Not Rated 1 4,568 1.3% 51 1.1% 8.6 Prosper Marketplace Not Rated 1 4,313 1.2% 50 1.0% 2.9 Oracle America, Inc. A+ 1 4,181 1.2% 51 1.1% 2.3 ORC International Not Rated 1 4,080 1.2% 57 1.2% 5.3 Winton Capital, LLC Not Rated 1 3,651 1.0% 35 0.7% 0.1 Subtotal - Top 20 $ 169,391 48.0% 2,488 51.4% 7.7 All other 183,270 52.0% 2,350 48.6% 5.3 Total $ 352,661 100.0% 4,838 100.0% 6.4 Tenant Industry Profile (1) Other 22.1% Business Services 29.5% Miscellaneous Retail 2.1% Printing & Publishing 2.1% Holding & Other Investment Offices 2.4% 4.6% Security and Commodity Brokers 4.6% 11.7% Depository Institutions Real Estate 6.2% 7.1% 7.6% Nondepository Engineering and Institutions Legal Services Management Services (1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the S&P Global Ratings credit rating has been provided. (2) Includes CXP's ownership share of ALR for properties held in joint ventures. (3) Weighted average based on CXP's share of Annualized Lease Revenue. Supplemental Information - Q1 2020 25

Columbia Property Trust, Inc. Transaction Activity (1/1/18 - 4/30/20) - Acquisitions Unaudited ($ in thousands) Acquisitions Acquisition Percent Rentable Square % Leased at Property Name Location Date Ownership Purchase Price Footage $ / SF Acquisition 201 California Street San Francisco, CA 12/9/2019 100% $ 238,900 252,183 $ 947 98.8% Lindbergh Center (retail) Atlanta, GA 10/24/2018 100% 23,000 146,419 157 91.4% Total - Acquisitions (excluding Joint Ventures) $ 261,900 398,602 Property Purchased Purchase Approximate for Development Value Developable Expected in Joint Venture Location Closing Date % Purchased @ 100% Square Footage Delivery Date Terminal Warehouse New York, NY 3/13/2020 8.65% $ 1,088,500 1,230,000 TBD 101 Franklin Street New York, NY 12/2/2019 92.5% 205,500 235,000 2022 (f/k/a 250 Church Street) 799 Broadway New York, NY 10/3/2018 49.7% 145,500 182,000 2021 Total - Joint Ventures (Development) $ 1,439,500 1,647,000 Supplemental Information - Q1 2020 26

Columbia Property Trust, Inc. Transaction Activity (1/1/18 - 4/30/20) - Dispositions Unaudited ($ in thousands) Dispositions Disposition Percent Gross Sale Rentable Square % Leased at Property Name Location Date Ownership Price Footage $ / SF Disposition Pasadena Corporate Park Los Angeles, CA 3/31/2020 100% $ 78,000 261,677 298 94.3% Cranberry Woods Drive Pittsburgh, PA 1/16/2020 100% 180,000 823,979 218 100.0% Lindbergh Center Atlanta, GA 9/26/2019 100% 187,000 1,105,000 169 98.8% One & Three Glenlake Atlanta, GA 4/15/2019 100% 227,500 710,832 320 100.0% 222 East 41st Street New York, NY 5/29/2018 100% 332,500 389,522 854 100.0% Total - Dispositions (excluding Joint Ventures) $ 1,005,000 3,291,010 Contributed Property Contributed % Sold / Value Rentable Square % Leased at to Joint Venture Location Closing Date Retained @ 100% Footage $ / SF Closing Date University Circle San Francisco, CA 45% / 55% $ 540,000 451,287 $ 1,197 100.0% 333 Market Street San Francisco, CA 45% / 55% 500,000 657,114 761 100.0% Subtotal (2 Property Portfolio) 7/6/2017 & 2/1/2018 (1) $ 1,040,000 1,108,401 938 100.0% Total - Joint Ventures $ 1,040,000 1,108,401 (1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018. Supplemental Information - Q1 2020 27

Columbia Property Trust, Inc. Development Projects Unaudited ($ in thousands) CXP Share CXP Approximate Estimated Equity Estimated Debt Estimated Estimated Project / Ownership Square Project Initial % Balance at Total Balance at Total Total Location Share (1) Feet Start Occupancy Leased 3/31/20 Equity 3/31/20 Debt Investment 149 Madison Avenue Redevelopment 100% 121,000 Q4 2017 Q3 2020 94.5% $ 118,298 $ 135,115 $ - $ - $ 135,115 New York, NY 799 Broadway 49.7% 182,000 Q4 2018 Q3 2021 0.0% $ 44,441 $ 58,603 $ 60,696 $ 92,939 $ 151,542 New York, NY 80 M Street Vertical Expansion 100% 105,000 Q2 2020 Q2 2022 56.5% $ 8,634 $ 95,800 $ - $ - $ 95,800 Washington, D.C. 101 Franklin Street (f/k/a 250 Church St) 92.5% 235,000 TBD TBD 0.0% $ 206,127 TBD $ - TBD TBD Redevelopment New York, NY Terminal Warehouse Redevelopment 8.65% 1,230,000 TBD TBD 0.0% $ 40,048 TBD $ 54,103 TBD TBD New York, NY (1) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%). Supplemental Information - Q1 2020 28

Columbia Property Trust, Inc. Reconciliation of Net Income to Normalized Funds From Operations (NFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net income (loss) attributable to CXP stockholders $ 6,290 $ (21,777) $ (20,286) $ 47,747 $ 3,513 Depreciation 18,330 18,780 19,773 19,335 20,404 Amortization 6,721 5,856 7,485 7,106 7,461 Adjustments included in income (loss) from 12,797 12,613 12,574 12,502 12,928 unconsolidated joint ventures Gain on sale of real estate assets (13,344) - (112) (41,918) - Impairment loss on real estate assets - 20,577 23,364 - - FFO $ 30,794 $ 36,049 $ 42,798 $ 44,772 $ 44,306 Adjustments included in income (loss) from (13) 1 4 2 117 unconsolidated joint ventures Acquisition costs 12,081 3,961 2,437 - - Non-cash compensation expense - OP units 2,358 - - - - Adjustments included in net loss attributable to (128) (126) - - - non-controlling interest in consolidated joint venture Adjustments included in net income attributable to non- 71 - - - - controlling interest in the Operating Partnership Normalized FFO $ 45,163 $ 39,885 $ 45,239 $ 44,774 $ 44,423 Normalized FFO per share/unit (Basic) $ 0.39 $ 0.35 $ 0.39 $ 0.38 $ 0.38 Normalized FFO per share/unit (Diluted) $ 0.39 $ 0.34 $ 0.39 $ 0.38 $ 0.38 Weighted-average common shares/units outstanding - Basic 116,910 115,557 116,522 116,509 116,462 Weighted-average common shares/units outstanding - Diluted 116,925 115,802 116,821 116,823 116,880 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) Unaudited (in thousands, except per-share amounts) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net Cash Provided by Operating Activities $ 16,147 $ 33,379 $ 40,548 $ 28,437 $ 35,079 Adjustments included in income (loss) from 13,125 12,013 12,147 12,335 12,123 unconsolidated joint ventures Distributions from unconsolidated joint ventures (6,996) (7,376) (7,075) (7,365) (6,161) Net changes in operating assets and liabilities 6,892 (6,192) (6,358) 7,228 (2,661) Non-cash compensation expense in acquisition costs (310) - - - - Acquisition costs 12,081 3,961 2,437 - - Maintenance capital (1) (2) (8,192) (33,205) (6,991) (2,310) (9,715) AFFO $ 32,747 $ 2,580 $ 34,708 $ 38,325 $ 28,665 Weighted-average common shares/units outstanding - Basic 116,910 115,557 116,522 116,509 116,462 Weighted-average common shares/units outstanding - Diluted 116,925 115,802 116,821 116,823 116,880 (1) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for more details on capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures. Supplemental Information - Q1 2020 29

Columbia Property Trust, Inc. Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) Unaudited (in thousands) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net Operating Income (based on GAAP rents) $ 63,009 $ 60,634 $ 64,282 $ 65,472 $ 66,646 Straight-line rental income, net (wholly-owned) (3,275) (2,723) (1,953) (3,329) (4,390) Straight-line rental income, net (joint venture) 559 404 218 469 166 Above/below market lease amortization, net (wholly-owned) (1,391) (1,002) (1,108) (1,143) (1,109) Above/below market lease amortization, net (joint venture) (2,551) (2,435) (2,443) (2,450) (2,459) Net Operating Income (based on cash rents) $ 56,351 $ 54,878 $ 58,996 $ 59,019 $ 58,854 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) Unaudited (in thousands) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 FFO $ 30,794 $ 36,049 $ 42,798 $ 44,772 $ 44,306 Adjustments included in income (loss) from (13) 1 4 2 117 unconsolidated joint ventures Adjustments included in net loss attributable to non-controlling (128) (126) - - - interest in consolidated joint venture Adjustments included in net income attributable to non- 71 - - - - controlling interest in the Operating Partnership Acquisition costs 12,081 3,961 2,437 - - Non-cash compensation expense - OP units 2,358 - - - - Normalized FFO $ 45,163 $ 39,885 $ 45,239 $ 44,774 $ 44,423 Above/below market lease amortization, net (1,391) (1,002) (1,108) (1,143) (1,109) Straight-line rental income (3,394) (2,842) (2,187) (3,570) (4,631) Non-cash compensation expense - stock 1,989 1,445 1,536 2,102 1,539 Non-cash interest expense 643 640 640 642 640 Market value adjustment to investment in Real Estate Funds 160 - - - - Non-cash operating lease expense 82 90 206 212 212 Other non-cash adjustments included in income (loss) from (2,313) (2,431) (2,627) (2,382) (2,694) unconsolidated joint ventures Total other non-cash adjustments (4,224) (4,100) (3,540) (4,139) (6,043) Maintenance capital (1) (2) (8,192) (33,205) (6,991) (2,310) (9,715) AFFO $ 32,747 $ 2,580 $ 34,708 $ 38,325 $ 28,665 Weighted-average common shares/units outstanding - Basic 116,910 115,557 116,522 116,509 116,462 Weighted-average common shares/units outstanding - Diluted 116,925 115,802 116,821 116,823 116,880 (1) See page 33 of this supplemental report for a description of Maintenance Capital and page 14 for more details on capital expenditures. (2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures. Supplemental Information - Q1 2020 30

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net income (loss) attributable to CXP stockholders $ 6,290 $ (21,777) $ (20,286) $ 47,747 $ 3,513 Interest expense (net) 9,713 9,717 10,289 10,897 12,094 Income tax expense (2,243) 3 2 9 7 Depreciation 18,330 18,780 19,773 19,335 20,404 Amortization 6,721 5,856 7,485 7,106 7,461 Adjustments included in income (loss) from unconsolidated joint 14,661 14,274 14,224 14,143 14,693 ventures EBITDA $ 53,472 $ 26,853 $ 31,487 $ 99,237 $ 58,172 Gain on sale of real estate assets (13,344) - (112) (41,918) - Impairment loss on real estate assets - 20,577 23,364 - - EBITDAre $ 40,128 $ 47,430 $ 54,739 $ 57,319 $ 58,172 Acquisition costs 12,081 3,961 2,437 - - Adjustments included in net loss attributable to non-controlling (128) (126) - - - interest in consolidated joint venture Adjustments included in net income attributable to non-controlling 71 - - - - interest in the Operating Partnership Adjusted EBITDAre $ 52,152 $ 51,265 $ 57,176 $ 57,319 $ 58,172 Management fee revenues (8,240) (1,863) (1,914) (1,898) (1,869) Management fee revenues - unconsolidated (1) (342) - - - - General and administrative - corporate 9,424 9,072 7,103 8,180 8,424 Non-cash compensation expense - OP units 2,358 - - - - Management fee expense 6,945 - - - - General and administrative - unconsolidated joint ventures - 1,081 839 838 809 Straight line rental income (net) (3,275) (2,723) (1,953) (3,329) (4,390) Above/below market lease amortization, net (1,391) (1,002) (1,108) (1,143) (1,109) Adjustments included in income (loss) from unconsolidated joint (1,280) (952) (1,147) (948) (1,183) ventures Net Operating Income (based on cash rents) $ 56,351 $ 54,878 $ 58,996 $ 59,019 $ 58,854 Same Store Net Operating Income (based on cash rents) (15,702) (15,211) (15,308) (15,478) (15,425) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (2,367) (509) 39 67 145 Dispositions (5) (1,780) (5,240) (10,824) (11,386) (13,409) Same Store Net Operating Income (based on cash rents) $ 36,502 $ 33,918 $ 32,903 $ 32,222 $ 30,165 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q1 2020 31

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Three Months Ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Net income (loss) attributable to CXP stockholders $ 6,290 $ (21,777) $ (20,286) $ 47,747 $ 3,513 Interest expense (net) 9,713 9,717 10,289 10,897 12,094 Income tax expense (2,243) 3 2 9 7 Depreciation 18,330 18,780 19,773 19,335 20,404 Amortization 6,721 5,856 7,485 7,106 7,461 Adjustments included in income (loss) from unconsolidated joint 14,661 14,274 14,224 14,143 14,693 ventures EBITDA $ 53,472 $ 26,853 $ 31,487 $ 99,237 $ 58,172 Gain on sale of real estate assets (13,344) - (112) (41,918) - Impairment loss on real estate assets - 20,577 23,364 - - EBITDAre $ 40,128 $ 47,430 $ 54,739 $ 57,319 $ 58,172 Acquisition costs 12,081 3,961 2,437 - - Adjustments included in net loss attributable to non-controlling (128) (126) - - - interest in consolidated joint venture Adjustments included in net income attributable to non-controlling 71 - - - - interest in the Operating Partnership Adjusted EBITDAre $ 52,152 $ 51,265 $ 57,176 $ 57,319 $ 58,172 Management fee revenues (8,240) (1,863) (1,914) (1,898) (1,869) Management fee revenues - unconsolidated (1) (342) - - - - General and administrative - corporate 9,424 9,072 7,103 8,180 8,424 Non-cash compensation expense - OP units 2,358 - - - - Management fee expense 6,945 - - - - General and administrative - unconsolidated joint ventures - 1,081 839 838 809 Adjustments included in income (loss) from unconsolidated joint 712 1,079 1,078 1,033 1,110 ventures Net Operating Income (based on GAAP rents) $ 63,009 $ 60,634 $ 64,282 $ 65,472 $ 66,646 Same Store Net Operating Income (based on GAAP rents) (17,573) (17,243) (17,534) (17,459) (17,719) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (3,612) (777) 39 67 145 Dispositions (5) (1,526) (5,163) (10,602) (11,160) (13,106) Same Store Net Operating Income (based on GAAP rents) $ 40,298 $ 37,451 $ 36,185 $ 36,920 $ 35,966 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 18). (3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q1 2020 32

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q1 2020 33